                                                                    Exhibit 31.1

                                  CERTIFICATION
                            Section 302 Certification

I, Warren G. Lichtenstein, certify that:

1)     I  have  reviewed  this  quarterly  report  on  Form  10-QSB  of  Gateway
       Industries, Inc., a Delaware corporation;

2)     Based on my knowledge,  this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the
       statements  made,  in  light  of  the  circumstances   under  which  such
       statements  were made, not misleading  with respect to the period covered by this report;

3)     Based on my knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present in all  material respects the financial condition, results of operations and cash flows of the small business  issuer as of, and for, the periods  presented in this report;

4)     The  small  business  issuer's  other  certifying  officer(s)  and  I are responsible  for  establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

       a)   Designed such  disclosure  controls and  procedures,  or caused such
            disclosure   controls  and  procedures  to  be  designed  under  our
            supervision,  to ensure that  material  information  relating to the small business issuer, including its consolidated  subsidiaries,  is made  known to us by  others  within  those  entities,  particularly during the period in which this report is being prepared;

       b)   Evaluated  the   effectiveness   of  the  small  business   issuer's
            disclosure  controls and procedures and presented in this report our conclusions about the  effectiveness of the disclosure  controls and procedures, as of the end of the period covered by this report based on such evaluation; and

       c)   Disclosed in this report any change in the small  business  issuer's internal  control over financial  reporting that occurred during the small  business  issuer's  most  recent  fiscal  quarter  (the small business  issuer's  fourth  fiscal  quarter in the case of an annual report) that has  materially  affected,  or is reasonably  likely to materially affect, the small business issuer's internal control over financial reporting; and

5)     The  small  business  issuer's  other  certifying  officer(s)  and I have disclosed,  based on our most recent  evaluation of internal control over financial  reporting,  to the small  business  issuer's  auditors and the audit  committee of the small  business  issuer's  board of directors (or persons performing the equivalent functions):

       a)   All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely  affect the small business  issuer's
            ability  to  record,   process,   summarize  and  report   financial
            information; and

       b)   Any fraud,  whether or not  material,  that  involves  management or other  employees who have a significant  role in the small  business issuer's internal control over financial reporting.

Date: October 31, 2003                         By: /s/ Warren G. Lichtenstein
                                                   --------------------------
                                                   Warren G. Lichtenstein
                                                   Chief Executive Officer